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                                                                    EXHIBIT 99.2

                   CERTIFICATION PURSUANT TO 18 U.S.C. (S)1350

       (ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with this Amendment No. 1 to the quarterly report of Dynegy Holdings Inc. (the "Company") on Form 10-Q/A for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nick J. Caruso, Executive Vice President and Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: May 14, 2003
                                                      /s/ Nick J. Caruso
                                                    -------------------------
                                                    Nick J. Caruso
                                                    Executive Vice President and
                                                    Chief Financial Officer